EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the three months ended June 30, 2008 (the “Report”) by Cyberlux Corporation (the “Registrant”), Mark D. Schmidt, chief executive officer, and David D. Downing, chief financial officer, hereby certify that:

1.	To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 18, 2008

By:	/s/ Mark D. Schmidt
Name:	Mark D. Schmidt
Title:	Chief Executive Officer

By:	/s/ David D. Downing
Name:	David D. Downing
Title:	Chief Financial Officer